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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   August 26, 1997
                                                          ---------------

                          QUEENS COUNTY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                     0-22278                06-1377322
             --------                     -------                ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                 38-25 Main Street, Flushing, New York 11354
                 -------------------------------------------
                    (Address of principal executive offices)

   (Registrant's telephone number, including area code)   (718)   359-6400
                                                          ----------------

                                 Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K



Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable.

Item 5.  Other Events

         Queens County Bancorp, Inc. (the "Company"), a Delaware Corporation, has declared a three-for-two stock split in the form of a 50% stock dividend, payable on October 1, 1997 to shareholders of record on September 10, 1997. Cash in lieu of fractional shares will be based on the average of the high and low bids on the date of record, as adjusted for the split.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a)  No financial statements of businesses acquired are required.

         (b)  No pro forma financial information is required.

         (c) Attached as an exhibit is the Company's press release announcing the stock split.

Item 8.  Change in Fiscal Year

         Not applicable.
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 27, 1997                                QUEENS COUNTY BANCORP, INC.
---------------
     Date

                                               /s/ Joseph R. Ficalora
                                               -------------------------
                                               Joseph R. Ficalora
                                               Chairman, President, and
                                               Chief Executive Officer